[LOGO] M F S(SM)                                              Semiannual Report
INVESTMENT MANAGEMENT                                          October 31, 1997

MFS(R) BOND FUND




[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Portfolio Manager's Overview ..............................................  2
Portfolio Manager's Profile ...............................................  3
Fund Facts ................................................................  4
Performance Summary .......................................................  4
Portfolio Concentration ...................................................  6
Portfolio of Investments ..................................................  7
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 23
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 33

------------------------------------------------------------------------------
HIGHLIGHTS

o FOR THE SIX MONTHS ENDED OCTOBER 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 7.95%, CLASS B SHARES 7.62%, CLASS C SHARES 7.54%, AND CLASS I SHARES 8.10%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE PAST SIX MONTHS PROVIDED STRONG RETURNS FOR U.S. FIXED-INCOME SECURITIES, AS THE PROSPECTS FOR CONTINUED STEADY ECONOMIC GROWTH AND LOW INFLATION SPARKED A STRONG RALLY IN THIS ARENA.

o THE FUND'S STRONG PERFORMANCE WAS DRIVEN MAINLY BY THE SHARP DECLINE IN INTEREST RATES DURING THE PERIOD, WHILE INCREMENTAL RETURN WAS PROVIDED BY THE FUND'S SIGNIFICANT EXPOSURE TO BOTH THE INVESTMENT-GRADE AND HIGH-YIELD CORPORATE BOND MARKETS.

o AMONG SECTORS, THE FUND'S LARGEST CURRENT HOLDINGS ARE IN UTILITY COMPANIES THAT WE BELIEVE WILL SHORTLY BE UPGRADED TO INVESTMENT-GRADE STATUS FROM THEIR CURRENT RATINGS AT THE HIGHER END OF THE HIGH-YIELD MARKET.
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's (the Fed's) willingness to raise interest rates.

The U.S. government bond market has benefited from the deflationary events in Southeast Asia, while the high-yield and emerging-debt markets have come under severe pressure. Inflation remains under control, and the Fed will most likely take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a substantial correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    November 14, 1997

PORTFOLIO MANAGER'S OVERVIEW

[Photo of Geoffrey L. Kurinsky]
     Geoffrey L. Kurinsky

Dear Shareholders:
The past six months provided strong returns for U.S. fixed-income securities, as the prospects for continued steady economic growth and low inflation sparked a strong rally in this arena. Rates on 10-year U.S. Treasuries fell a full percentage point during the period, from 6.75% on May 1 to 5.75% by the end of October. This dramatic decline was sparked by positive inflation data, which changed the markets' previous perceptions that the Fed would have to raise interest rates. We believe the Fed will most likely take a wait-and-see attitude toward raising rates, especially given the market sell-off in the Pacific Rim, which could slow the pace of economic growth globally.

As a result of the market rally, all classes of the Fund's shares provided strong returns during the six-month period ended October 31, 1997. Class A shares provided a total return of 7.95%, Class B shares 7.62%, Class C shares 7.54%, and Class I shares 8.10%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 7.42% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations. The Fund's performance also compares to a 7.65% return for investment-grade bond funds as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. It is not possible to invest directly in an index.

The Fund's strong performance was driven mainly by the sharp decline in interest rates during the period, while incremental return was provided by the Fund's significant exposure to both the investment-grade and high-yield corporate bond markets. The Fund had a larger composition than its peer group in the investment-grade and high-yield sectors, which according to Lehman Brothers provided returns of 7.86% and 9.12%, respectively, compared with a return of 7.29% for comparable-maturity U.S. Treasury securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

During the period, we reduced investment-grade corporate positions from 46% to 40% of the portfolio and high-yield positions from 20% to 18%. The proceeds were deployed mainly in U.S. Treasury securities, which increased from 4% to 11% of the Fund's assets. Historically, the corporate markets generally fall under some selling pressure in the latter months of the year because liquidity dries up in anticipation of year-end. We will be looking for opportunities to redeploy assets in the corporate market due to this anticipated year-end weakness. Among sectors, the Fund's largest current holdings are in utility companies such as Long Island Lighting and Cleveland Electric, both of which we believe will shortly be upgraded to investment-grade status from their current ratings at the higher end of the high-yield market.

Looking ahead, we believe the countervailing forces of strong economic growth and low inflation will keep interest rates from moving significantly from current levels. As a result, the portfolio's duration, or sensitivity to changes in interest rates, is neutral, at 5.9 years. The recent collapse of markets in Southeast Asia suggests a moderation of both global growth and inflation expectations, but just how much of an impact these events would have on U.S. growth and earnings remains debatable. They do, though, suggest that the Fed will keep rates stable at least through the remainder of 1997, as officials evaluate the impact on the U.S. economy.

Respectfully,

/s/ Geoffrey L. Kurinsky
    Geoffrey L. Kurinsky
    Portfolio Manager

------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

GEOFFREY L. KURINSKY BEGAN HIS CAREER AT MFS IN 1987 IN THE FIXED INCOME DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1988, VICE PRESIDENT IN 1989, AND SENIOR VICE PRESIDENT IN 1993. A GRADUATE OF THE UNIVERSITY OF MASSACHUSETTS AND THE BOSTON UNIVERSITY GRADUATE SCHOOL OF MANAGEMENT, HE HAS MANAGED MFS(R) BOND FUND SINCE 1989.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
FUND FACTS

  OBJECTIVE:         THE FUND'S PRIMARY OBJECTIVE IS TO PROVIDE AS HIGH A
                     LEVEL OF CURRENT INCOME AS IS BELIEVED TO BE CONSISTENT
                     WITH PRUDENT INVESTMENT RISK. THE SECONDARY OBJECTIVE
                     OF THE FUND IS TO PROTECT SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF INVESTMENT OPERATIONS:  MAY 8, 1974

  CLASS INCEPTION:   CLASS A   MAY 8, 1974
                     CLASS B   SEPTEMBER 7, 1993
                     CLASS C   JANUARY 3, 1994
                     CLASS I    JANUARY 2, 1997

  SIZE:              $802.4 MILLION NET ASSETS AS OF OCTOBER 31, 1997
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds like MFS Bond Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, Class C, and Class I shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF OCTOBER 31, 1997

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                    6 Months     1 Year    5 Years   10 Years
-----------------------------------------------------------------------------
Cumulative Total Return               +7.95%    +10.57%    +50.30%   +154.93%
-----------------------------------------------------------------------------
Average Annual Total Return             --      +10.57%    + 8.49%   +  9.81%
-----------------------------------------------------------------------------
SEC Results                             --      + 5.29%    + 7.44%   +  9.27%
-----------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                    6 Months     1 Year    5 Years   10 Years
-----------------------------------------------------------------------------
Cumulative Total Return               +7.62%     +9.81%    +45.71%   +147.14%
-----------------------------------------------------------------------------
Average Annual Total Return             --       +9.81%    + 7.82%   +  9.47%
-----------------------------------------------------------------------------
SEC Results                             --       +5.81%    + 7.53%   +  9.47%
-----------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                    6 Months     1 Year    5 Years   10 Years
-----------------------------------------------------------------------------
Cumulative Total Return               +7.54%     +9.79%    +46.19%   +147.82%
-----------------------------------------------------------------------------
Average Annual Total Return             --       +9.79%    + 7.89%   +  9.50%
-----------------------------------------------------------------------------
SEC Results                             --       +8.79%    + 7.89%   +  9.50%
-----------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)
                                    6 Months     1 Year    5 Years   10 Years
-----------------------------------------------------------------------------
Cumulative Total Return               +8.10%    +10.95%    +50.85%   +155.63%
-----------------------------------------------------------------------------
Average Annual Total Return             --      +10.95%    + 8.57%   +  9.84%
-----------------------------------------------------------------------------

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class B and Class C shares. Because operating expenses attributable to Class B and Class C shares are higher than those of Class A shares, Class B and Class C share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B and Class C share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1997

LARGEST SECTORS
Corporates               40%
High Yield               18%
U.S. Treasuries          11%
Mortgage Backed           9%
Cash                      6%
Asset Backed              6%
Emerging Markets          5%
International             4%
Yankee                    1%

For a more complete breakdown, refer to the Portfolio of Investments.

PORTFOLIO OF INVESTMENTS - October 31, 1997

Bonds -- 91.3%
--------------------------------------------------------------------------------

                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)             VALUE
-------------------------------------------------------------------------------------------------
U.S. Bonds - 61.7%
  Aerospace - 0.8%
    Northrup Grumman Corp., 9.375s, 2024                            $     2,200      $  2,552,748
    Raytheon Co., 6.75s, 2007                                             2,095         2,116,997
    Raytheon Co., 7.2s, 2027                                              2,000         2,024,400
                                                                                     ------------
                                                                                     $  6,694,145
-------------------------------------------------------------------------------------------------
  Airlines - 5.2%
    Airplane Pass-Through Trust, 10.875s, 2019                      $     1,500      $  1,672,500
    Continental Airlines, Inc., 7.461s, 2015                              1,000         1,052,130
    Continental Airlines, Inc., 9.5s, 2001 - 2013                         8,662         9,532,963
    Continental Airlines, Inc., 10.22s, 2014                              5,347         6,499,845
    Delta Air Lines, Inc., 8.5s, 2002                                     3,155         3,397,462
    Jet Equipment Trust, 8.64s, 2015##                                    2,020         2,272,448
    Jet Equipment Trust, 10.69s, 2015##                                   2,390         3,099,041
    Jet Equipment Trust, 11.44s, 2014##                                   3,500         4,612,440
    Northwest Airlines, Inc., 8.7s, 2007                                  1,000         1,060,130
    Southwest Airlines Co., 7.375s, 2027                                  1,500         1,588,125
    United Airlines Pass-Through Trust, 7.27s, 2013                       6,550         6,761,060
                                                                                     ------------
                                                                                     $ 41,548,144
-------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.2%
    Burlington Industries, Inc., 7.25s, 2027                        $     1,500      $  1,526,250
-------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Ford Motor Co., 7.7s, 2097                                      $     2,800      $  3,006,500
-------------------------------------------------------------------------------------------------
  Banks and Finance - 9.5%
    ADVANTA Corp., 6.9s, 1999                                       $     9,475      $  9,415,781
    ADVANTA Corp., 6.925s, 2002                                           2,475         2,478,490
    BT Institutional Capital Trust, 7.75s, 2026##                         3,000         3,006,630
    Capital One Financial Corp., 7.25s, 2003                              2,675         2,690,515
    Colonial Capital II, 8.92s, 2027                                      1,640         1,760,950
    ContiFinancial Corp., 7.5s, 2002                                      3,320         3,378,100
    First Chicago NBD Institutional Capital, 7.95s,
      2026##                                                              1,300         1,353,508
    First Empire Capital Trust I, 8.234s, 2027                            3,275         3,464,852
    First Merchants Acceptance Corp., 9.5s, 2006**                        1,200           480,000
    Ford Motor Credit Co., 7.2s, 2007                                     1,300         1,351,415
    Greenpoint Capital Trust I, 9.1s, 2027                                1,250         1,348,438
    HSBC America Capital Trust II, 8.38s, 2027##                          4,550         4,646,687
    Lehman Brothers, Inc., 7.125s, 2003                                   3,000         3,059,310
    Lehman Brothers, Inc., 7.375s, 2004                                     400           413,028
    Lehman Brothers, Inc., 7.5s, 2026                                     8,800         9,295,440
    MBNA Capital, 8.278s, 2026                                            6,450         6,614,023
    Riggs National Corp., 8.5s, 2006                                      1,250         1,300,000
    Salomon, Inc., 7.2s, 2004                                             1,260         1,306,166
    Salomon, Inc., 7.3s, 2002                                             5,990         6,204,562
    Smith Barney Holdings Inc., 7.375s, 2007                              4,999         5,228,954
    State Street Institutional Capital, 7.94s, 2026##                     2,450         2,548,000
    United Cos. Financial Corp., 7.7s, 2004                               1,300         1,302,691
    Washington Mutual Capital I, 8.375s, 2027                             3,000         3,206,250
                                                                                     ------------
                                                                                     $ 75,853,790
-------------------------------------------------------------------------------------------------
  Building - 1.1%
    Building Materials Corp., 8.625s, 2006                          $     1,000      $  1,030,000
    Owens Corning Fiberglass Corp., 8.875s, 2002                          5,650         6,182,739
    Owens Corning Fiberglass Corp., 9.9s, 2015##                          1,475         1,650,379
                                                                                     ------------
                                                                                     $  8,863,118
-------------------------------------------------------------------------------------------------
  Business Machines - 0.3%
    International Business Machines Corp., 7.125s, 2096             $     2,500      $  2,505,275
-------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.3%
    U.S. Cellular Corp., 7.25s, 2007                                $     2,500      $  2,535,525
-------------------------------------------------------------------------------------------------
  Chemicals - 1.4%
    Solutia Inc., 7.375s, 2027                                      $    11,150      $ 11,255,925
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Fingerhut Cos., Inc., 7.375s, 1999                              $     1,600      $  1,618,000
    Philip Morris Cos. Inc., 7.75s, 2027                                  2,500         2,625,500
    RJR Nabisco, Inc., 8.25s, 2004                                        1,000         1,040,520
    RJR Nabisco, Inc., 8.75s, 2007                                        3,000         3,227,340
                                                                                     ------------
                                                                                     $  8,511,360
-------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 5.3%
    BCF LLC, 7.75s, 2026##                                          $     2,458      $  2,342,476
    Chevy Chase Master Credit Card Trust, 5.775s, 2005                    2,500         2,497,650
    Loewen Group Inc. Pass-Through Ctf., 6.7s, 1999                       3,360         3,356,035
    Master Credit Card Trust, 5.735s, 2006                               30,000        29,934,300
    Merrill Lynch Mortgage Investors Inc., 8.3s, 2011                     1,179         1,176,194
    Merrill Lynch Mortgage Investors, Inc., 8.103s, 2022+                 2,000         1,898,125
    Merrill Lynch Mortgage Investors, Inc., 9s, 2011                        502           508,373
    Merrill Lynch Mortgage Investors, Inc., 10s, 2011                       870           910,004
                                                                                     ------------
                                                                                     $ 42,623,157
-------------------------------------------------------------------------------------------------
  Entertainment - 3.3%
    Circus Circus Enterprises, Inc., 6.7s, 2096                     $     3,000      $  2,983,230
    Circus Circus Enterprises, Inc., 7s, 2036                             4,774         4,850,336
    Mirage Resorts, Inc., 6.75s, 2007                                     1,260         1,260,000
    News America Holdings, Inc., 10.125s, 2012                            6,825         7,917,410
    Time Warner, Inc., 8.18s, 2007                                        3,300         3,606,306
    Time Warner, Inc., 9.125s, 2013                                       2,000         2,363,340
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                    3,450         3,396,594
                                                                                     ------------
                                                                                     $ 26,377,216
-------------------------------------------------------------------------------------------------
  Finance - 0.6%
    Socgen Real Estate Co., 7.64s, 2049##                           $     4,800      $  5,022,000
-------------------------------------------------------------------------------------------------
  Forest and Paper Products - 2.4%
    Boise Cascade Co., 7.43s, 2005                                  $     5,000      $  5,223,200
    Boise Cascade Co., 9.85s, 2002                                        4,412         4,998,399
    Georgia Pacific Corp., 9.875s, 2021                                   7,850         8,901,743
                                                                                     ------------
                                                                                     $ 19,123,342
-------------------------------------------------------------------------------------------------
  Insurance - 5.1%
    Conseco Finance Trust III, 8.796s, 2027                         $     1,600      $  1,744,000
    Equitable Life Assurance Society, 7.7s, 2015##                        4,435         4,703,983
    Leucadia Capital Trust, 8.65s, 2027                                   2,000         2,145,000
    Nationwide Mutual Life Insurance Co., 7.5s, 2024##                    6,440         6,539,562
    Providian Capital I, 9.525s, 2027##                                   5,750         6,281,875
    Safeco Capital Trust I, 8.072s, 2037##                               12,525        12,963,375
    Travelers Capital II, 7.75s, 2036                                     5,875         6,146,719
                                                                                     ------------
                                                                                     $ 40,524,514
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.6%
    Tenet Healthcare Corp., 8.625s, 2003 - 2007                     $     2,125      $  2,195,625
    Tenet Healthcare Corp., 10.125s, 2005                                 2,615         2,850,350
                                                                                     ------------
                                                                                     $  5,045,975
-------------------------------------------------------------------------------------------------
  Oil Services - 0.9%
    Clark Oil Refining Corp., 10.5s, 2001                           $     2,000      $  2,070,000
    Seacor Smit, Inc., 7.2s, 2009##                                       2,500         2,568,750
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                           2,550         2,598,858
                                                                                     -----------
                                                                                     $  7,237,608
-------------------------------------------------------------------------------------------------
  Oils - 1.5%
    Chesapeake Energy Corp., 7.875s, 2004                           $     1,800      $  1,723,500
    Enserch Exploration, Inc., 7.54s, 2009##                              1,625         1,639,219
    Gulf Canada, 9.25s, 2004                                              1,680         1,777,440
    Louisiana Land & Exploration Co., 7.65s, 2023                         4,700         5,002,398
    Transocean Offshore, Inc., 8s, 2027                                   1,985         2,203,350
                                                                                     ------------
                                                                                     $ 12,345,907
-------------------------------------------------------------------------------------------------
  Pollution Control - 0.1%
    USA Waste Services, Inc., 7.125s, 2007                          $     1,000      $    996,562
-------------------------------------------------------------------------------------------------
  Precious Metals and Minerals - 0.1%
    Freeport McMoRan Copper & Gold, Inc., 7.5s, 2006                $       850      $    879,138
-------------------------------------------------------------------------------------------------
  Railroads - 0.3%
    Norfolk Southern Corp., 7.05s, 2037                             $     1,950      $  2,027,922
-------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    JDN Reality Corp., 6.95s, 2007                                  $     3,300      $  3,328,347
-------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.2%
    Hilton Hotels Corp., 7.95s, 2007                                $     9,300      $  9,980,016
-------------------------------------------------------------------------------------------------
  Steel - 0.3%
    AK Steel Holdings Corp., 9.125s, 2006                           $     2,500      $  2,600,000
-------------------------------------------------------------------------------------------------
  Stores - 0.2%
    Sears Roebuck Acceptance Corp., 6.7s, 2007                      $     1,270      $  1,283,056
-------------------------------------------------------------------------------------------------
  Telecommunications - 7.3%
    Continental Cablevision, Inc., 8.3s, 2006                       $     1,300      $  1,400,451
    Continental Cablevision, Inc., 11s, 2007                             10,000        11,203,500
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007##                        1,500         1,500,000
    TCI Communications Financing III, 9.65s, 2027                         4,650         5,126,625
    TCI Communications Inc., 6.875s, 2006                                10,000         9,904,300
    TCI Communications, Inc., 7.385s, 2001                                8,000         8,190,240
    TCI Communications Inc., 8.75s, 2015                                  8,200         9,020,492
    Tele-Communications, Inc., 7.38s, 2001                                1,375         1,407,491
    Tele-Communications, Inc., 8.25s, 2003                                3,350         3,555,724
    WorldCom, Inc., 7.75s, 2007 - 2027                                    4,565         4,853,481
    WorldCom, Inc., 8.875s, 2006                                          2,500         2,726,775
                                                                                     ------------
                                                                                     $ 58,889,079
-------------------------------------------------------------------------------------------------
  Transportation - 0.4%
    Federal Express Corp., 7.65s, 2014                              $     3,000      $  3,177,000
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 9.9%
    CalEnergy Company, Inc., 7.63s, 2007                            $     1,800      $  1,806,480
    Cleveland Electric Illuminating Co., 7.88s, 2017##                    1,700         1,710,030
    Cleveland Electric Illuminating Co., 9s, 2023                         5,228         5,754,041
    Comed Financing II, 8.5s, 2027                                        2,500         2,662,125
    Commonwealth Edison Co., 6.4s, 2005                                   3,000         2,911,500
    Commonwealth Edison Co., 7.375s, 2004                                 2,000         2,026,480
    Commonwealth Edison Co., 7.625s, 2007                                 4,010         4,168,635
    Edison Mission Energy, 7.33s, 2008##                                    725           753,862
    Long Island Lighting Co., 7.5s, 2007                                  1,750         1,813,490
    Long Island Lighting Co., 9s, 2022                                   14,503        16,609,416
    Montana Power Co., 7.875s, 2026                                       1,000         1,055,000
    Niagara Mohawk Power Corp., 6.875s, 2001                              3,000         3,019,410
    Niagara Mohawk Power Corp., 8.5s, 2023                                2,300         2,413,735
    Niagara Mohawk Power Corp., 8.75s, 2022                               3,650         3,848,122
    Niagara Mohawk Power Corp., 8.77s, 2018                               4,600         4,915,698
    North Atlantic Energy, 9.05s, 2002                                    1,214         1,233,412
    Salton Sea Funding Corp., 6.69s, 2000                                 2,226         2,234,607
    Salton Sea Funding Corp., 7.37s, 2005                                 2,655         2,701,887
    Salton Sea Funding Corp., 7.84s, 2010                                 3,775         3,979,681
    Salton Sea Funding Corp., 8.3s, 2011                                  1,500         1,632,090
    Southern Co. Capital Trust, 8.19s, 2037                               3,660         3,882,455
    Texas Utilities Electric Co., 7.17s, 2007                             3,020         3,102,416
    Waterford 3 Funding Corp., 8.09s, 2017                                5,000         5,181,250
                                                                                     ------------
                                                                                     $ 79,415,822
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.5%
    California Energy, Inc., 10.25s, 2004                           $     2,350      $  2,574,566
    Oryx Energy Co., 10s, 2001                                              102           112,454
    Ras Laffan Liquefied Natural Gas, 7.628s, 2006##                      1,500         1,518,750
    Tennessee Gas Pipeline Co., 7.625s, 2037                              4,000         4,270,000
    Texas Gas Transmission Corp., 7.25s, 2027                             3,645         3,763,462
                                                                                     ------------
                                                                                     $ 12,239,232
-------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                     $495,415,925
-------------------------------------------------------------------------------------------------
Foreign Bonds - 9.1%
  Argentina - 0.5%
    Hidroelectrica Alicura, 8.375s, 1999 (Utilities - Electric)##   $     4,325      $  4,281,750
-------------------------------------------------------------------------------------------------
  Australia - 1.0%
    Commonwealth of Australia, 9.5s, 2003                         AUD     1,890      $  1,566,012
    Commonwealth of Australia, 9.75s, 2002                                3,850         3,129,326
    New South Wales Treasury Corp., 7s, 2004                              4,010         2,968,561
                                                                                     ------------
                                                                                     $  7,663,899
-------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Empresa Nacional De Electric, 7.325s, 2037 (Utilities
      - Electric)                                                   $     2,367      $  2,497,256
    Empresa Electrica Del Norts, 7.75s, 2006 (Utilities -
      Electric)##                                                         1,150         1,142,387
                                                                                     ------------
                                                                                     $  3,639,643
-------------------------------------------------------------------------------------------------
  China - 0.3%
    Dao Heng Bank Ltd., 7.75s, 2007 (Banks and Credit
      Companies)##                                                  $     2,500      $  2,276,375
-------------------------------------------------------------------------------------------------
  Colombia
    Republic of Colombia, 8.75s, 1999                               $       110      $    113,451
-------------------------------------------------------------------------------------------------
  Indonesia - 0.5%
    APP International Finance Co., 10.25s, 2000 (Finance)           $       560      $    561,400
    PT Indah Kiat Pulp & Paper Corp., 8.875s, 2000
      (Paper Products)##                                                  1,560         1,497,600
    PT Polysindo Eka Perkasa, 13s, 2001 (Chemicals)                       2,217         2,350,020
                                                                                     ------------
                                                                                     $  4,409,020
-------------------------------------------------------------------------------------------------
  Italy - 0.8%
    Republic of Italy, 8.5s, 2004                                 ITL 4,755,000      $  3,165,133
    Republic of Italy, 9.5s, 1999 - 2006                              4,790,000         3,176,717
                                                                                     ------------
                                                                                     $  6,341,850
-------------------------------------------------------------------------------------------------
  Japan - 0.1%
    Japan Development Bank, 2.875s, 2006
      (Banks and Credit Companies)                                JPY    90,000      $    813,447
-------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Banco Commercial S.A., 8.25s, 2007##                            $     1,820      $  1,792,700
    United Mexican States, 11.5s, 2026                                    1,000         1,082,500
                                                                                     ------------
                                                                                     $  2,875,200
-------------------------------------------------------------------------------------------------
  New Zealand - 0.6%
    Government of New Zealand, 8s, 2001 - 2004                    NZD     6,840      $  4,453,620
-------------------------------------------------------------------------------------------------
  Panama - 0.2%
    Republic of Panama, 7.875s, 2002##                              $     1,370      $  1,308,350
-------------------------------------------------------------------------------------------------
  Russia - 0.9%
    City of Moscow, 9.5s, 2000                                      $     7,500      $  7,312,500
-------------------------------------------------------------------------------------------------
  South Korea - 1.7%
    Korea Development Bank, 6.75s, 2005
      (Banks and Credit Companies)                                  $     7,000      $  6,280,120
    Korea Development Bank, 7.125s, 2001
      (Banks and Credit Companies)                                        2,500         2,470,700
    Korea Development Bank, 7.25s, 2006
      (Banks and Credit Companies)                                        1,000           903,600
    Korea Electric Power Corp., 7s, 2027 (Utilities -
      Electric)                                                           4,025         3,807,208
                                                                                     ------------
                                                                                     $ 13,461,628
-------------------------------------------------------------------------------------------------
  Spain - 0.2%
    Government of Spain, 7.35s, 2007                              ESP     4,690      $     35,240
    Government of Spain, 10.5s, 2003                                    169,220         1,443,125
                                                                                     ------------
                                                                                     $  1,478,365
-------------------------------------------------------------------------------------------------
  Sweden - 0.3%
    Kingdom of Sweden, 6s, 2005                                   SEK     6,500      $    855,754
    Kingdom of Sweden, 10.25s, 2000                                      10,700         1,580,401
                                                                                     ------------
                                                                                     $  2,436,155
-------------------------------------------------------------------------------------------------
  Thailand - 0.7%
    Jasmine Submarine Telecom Ltd., 8.483s, 2011
      (Telecommunications)##                                        $     3,500      $  3,272,500
    LCI International, Inc., 7.25s, 2007
      (Telecommunications)                                                2,000         2,065,000
                                                                                     ------------
                                                                                     $  5,337,500
-------------------------------------------------------------------------------------------------
  United Kingdom - 0.5%
    United Kingdom Treasury, 7.25s, 2007                          GBP       940      $  1,657,569
    United Kingdom Treasury, 8s, 2003                                     1,540         2,743,010
                                                                                     ------------
                                                                                     $  4,400,579
-------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                  $ 72,603,332
-------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 20.5%
  Government National Mortgage Association - 8.2%
    Government National Mortgage Assn., 7.5s, 2006 - 2027           $    21,354      $ 21,834,742
    Government National Mortgage Assn., 8s, 2024 - 2026                  10,144        10,609,443
    Government National Mortgage Assn., 8.5s, 2026 - 2027                31,449        32,971,696
    Government National Mortgage Assn., 13.25s, 2023                        683           776,900
                                                                                     ------------
                                                                                     $ 66,192,781
-------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 1.3%
    Federal Home Loan Pc, 9.5s, 2001                                $         6          $  6,248
    Federal National Mortgage Assn., 2.125s, 2007                       280,000         2,366,361
    Federal National Mortgage Assn., 7s, 2012                             7,524         7,625,370
                                                                                     ------------
                                                                                     $  9,997,979
-------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 11.0%
    U.S. Treasury Bonds, 6.625s, 2027                               $    30,318      $ 32,146,479
    U.S. Treasury Notes, 5.75s, 2000                                     23,100        23,114,322
    U.S. Treasury Notes, 6.125s, 2007                                    14,339        14,650,443
    U.S. Treasury Notes, 6.375s, 2027                                    14,250        14,686,335
    U.S. Treasury Notes, 6.5s, 2006                                          92            95,695
    U.S. Treasury Notes, 7.25s, 2004                                      3,640         3,916,422
                                                                                     ------------
                                                                                     $ 88,609,696
-------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                     $164,800,456
-------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $713,922,403)                                          $732,819,713
-------------------------------------------------------------------------------------------------

Preferred Stocks - 1.2%
-------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES             VALUE
-------------------------------------------------------------------------------------------------
U.S. Stocks - 1.2%
  Oils - 0.2%
    El Paso Tennessee Pipeline Co., 8.25%                                30,000      $  1,650,000
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    NB Capital Corp., 8.35%                                               4,000      $  4,038,000
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    Long Island Lighting Co., 7.95%                                     150,000      $  3,965,625
-------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $9,164,500)                                  $  9,653,625
-------------------------------------------------------------------------------------------------
Repurchase Agreement - 5.7%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------
  Goldman Sachs, dated 10/31/97, due 11/3/97, total to be
    received $45,986,833 (secured by various U.S. Treasur
    and Federal Agency obligations in a jointly
    traded account), at cost                                        $    45,965      $ 45,965,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $769,051,903)                                    $788,438,338

Other Assets, Less Liabilities - 1.8%                                                  13,969,405
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $802,407,743
-------------------------------------------------------------------------------------------------
** Non-income producing security-in default.
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below:

AUD  =  Australian Dollars    GRD =  Greek Drachmas
CAD  =  Canadian Dollars      ITL =  Italian Lire
DKK  =  Danish Kroner         JPY =  Japanese Yen
ESP  =  Spanish Pesetas       NZD =  New Zealand Dollars
GBP  =  British Pounds        SEK =  Swedish Kronor

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------
OCTOBER 31, 1997
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $769,051,903)       $788,438,338
  Cash                                                              11,214
  Net receivable for forward foreign currency exchange
contracts to purchase                                              182,274
  Net receivable for foreign currency exchange contracts
    closed or subject to master netting agreements                 859,432
  Receivable for Fund shares sold                                3,077,341
  Receivable for investments sold                               17,415,667
  Interest receivable                                           13,985,959
  Other assets                                                      46,994
                                                              ------------
      Total assets                                            $824,017,219
                                                              ------------
Liabilities:
  Payable for Fund shares reacquired                          $  1,001,255
  Payable for investments purchased                             20,111,321
  Net payable for forward currency exchange contracts to
    sell                                                            66,302
  Payable to affiliates -
    Management fee                                                   6,455
    Administrative fee                                                 314
    Shareholder servicing agent fee                                  2,855
    Distribution and service fee                                   209,737
  Accrued expenses and other liabilities                           211,237
                                                              ------------
      Total liabilities                                       $ 21,609,476
                                                              ------------
Net assets                                                    $802,407,743
                                                              ============

Net assets consist of:
  Paid-in capital                                             $786,359,525
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                20,366,036
  Accumulated net realized loss on investments and foreign
    currency transactions                                       (3,051,561)
  Accumulated distributions in excess of net investment
    income                                                      (1,266,257)
                                                              ------------
      Total                                                   $802,407,743
                                                              ============
Shares of beneficial interest outstanding                      59,079,423
                                                               ==========

Class A shares:
  Net asset value per share
    (net assets of $615,818,449 / 45,306,653 shares of
    beneficial interest outstanding)                            $13.59
                                                                ======
  Offering price per share (100 / 95.25)                        $14.27
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $151,229,617 / 11,164,250 shares of
    beneficial interest outstanding)                            $13.55
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $26,568,157 / 1,962,240 shares of
    beneficial interest outstanding)                            $13.54
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $8,791,520 / 646,280
    shares of beneficial interest outstanding)                  $13.60
                                                                ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                        $28,670,313
    Dividends                                                           210,935
                                                                    -----------
      Total investment income                                       $28,881,248
                                                                    -----------
  Expenses -
    Management fee                                                  $ 1,515,013
    Trustees' compensation                                               27,124
    Shareholder servicing agent fee                                     490,864
    Distribution and service fee (Class A)                              883,228
    Distribution and service fee (Class B)                              686,161
    Distribution and service fee (Class C)                              115,244
    Administrative fee                                                   56,623
    Custodian fee                                                       121,353
    Postage                                                              68,892
    Auditing fees                                                        36,359
    Printing                                                             26,536
    Legal fees                                                            2,843
    Miscellaneous                                                       279,375
                                                                    -----------
      Total expenses                                                  4,309,615
    Fees paid indirectly                                                (53,635)
                                                                    -----------
      Net expenses                                                    4,255,980
                                                                    -----------
        Net investment income                                       $24,625,268
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $ 9,449,771
    Written option transactions                                          (3,707)
    Futures contracts                                                   729,666
    Foreign currency transactions                                     1,162,302
                                                                    -----------
      Net realized gain on investment and foreign
        currency transactions                                       $11,338,032
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $20,632,418
    Translation of assets and liabilities in
      foreign currencies                                               (360,298)
                                                                    ------------
      Net unrealized gain on investment and foreign
        currency translation                                        $20,272,120
                                                                    -----------
        Net realized and unrealized gain on
          investments and foreign currency                          $31,610,152
                                                                    -----------
          Increase in net assets from operations                    $56,235,420
                                                                    ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                            OCTOBER 31, 1997                APRIL 30, 1997
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  24,625,268                 $  46,847,067
  Net realized gain (loss) on investments and foreign
    currency transactions                                         11,338,032                    (1,867,678)
  Net unrealized gain on investments and foreign currency
    translation                                                   20,272,120                    11,478,331
                                                               -------------                 -------------
    Increase in net assets from operations                     $  56,235,420                 $  56,457,720
                                                               -------------                 -------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (19,608,808)                $ (37,940,150)
  From net investment income (Class B)                            (4,030,279)                   (7,378,321)
  From net investment income (Class C)                              (659,873)                   (1,163,047)
  From net investment income (Class I)                              (326,308)                     (232,891)
  In excess of net investment income (Class A)                      (570,458)                    --
  In excess of net investment income (Class B)                      (117,248)                    --
  In excess of net investment income (Class C)                       (19,197)                    --
  In excess of net investment income (Class I)                        (9,493)                    --
                                                               -------------                 -------------
    Total distributions declared to shareholders               $ (25,341,664)                $ (46,714,409)
                                                               -------------                 -------------

Net increase in net assets from Fund share transactions        $  77,207,505                 $  49,427,373
                                                               -------------                 -------------
      Total increase in net assets                             $ 108,101,261                 $  59,170,684
Net assets:
  At beginning of period                                         694,306,482                   635,135,798
                                                               -------------                 -------------

At end of period (including accumulated distributions in
excess of net investment income of $1,266,257, and $549,861    $ 802,407,743                 $ 694,306,482
                                                               =============                 =============

See notes to financial statements

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED APRIL 30,
                             SIX MONTHS ENDED        -----------------------------------------------------------------------
                             OCTOBER 31, 1997               1997           1996           1995           1994           1993
----------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
 period                                $13.04            $12.85         $12.71         $12.75         $14.39         $13.70
                                       ------            ------         ------         ------         ------         ------

Income from investment operations# -
  Net investment income(S)             $ 0.45            $ 0.94         $ 0.95         $ 0.98         $ 1.02         $ 1.04
  Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions                          0.56              0.18           0.15          (0.05)         (0.63)          0.74
                                       ------            ------         ------         ------         ------         ------

      Total from investment
       operations                      $ 1.01            $ 1.12         $ 1.10         $ 0.93         $ 0.39         $ 1.78
                                       ------            ------         ------         ------         ------         ------

Less distributions declared to
 shareholders -
  From net investment income           $(0.45)           $(0.93)        $(0.94)        $(0.89)        $(1.06)        $(1.04)
  From net realized gain on
   investments and foreign
   currency transactions                  --                --             --             --           (0.80)         (0.05)
  In excess of net investment
   income                               (0.01)              --             --             --           (0.02)           --
  In excess of net realized
   gain on investments and
   foreign currency
   transactions                           --                --             --             --           (0.01)           --
  From paid-in capital                    --                --           (0.02)         (0.08)         (0.14)           --
                                       ------            ------         ------         ------         ------         ------

      Total distributions
       declared to shareholders        $(0.46)           $(0.93)        $(0.96)        $(0.97)        $(2.03)        $(1.09)
                                       ------            ------         ------         ------         ------         ------
Net asset value - end of period        $13.59            $13.04         $12.85         $12.71         $12.75         $14.39
                                       ======            ======         ======         ======         ======         ======
Total return(+)                         7.95%++           8.99%          8.67%          7.78%          2.12%         13.42%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                            1.00%+            1.02%          1.00%          1.00%          0.96%          0.88%
  Net investment income                 6.68%+            7.12%          7.10%          7.91%          7.17%          7.82%
Portfolio turnover                       130%              446%           377%           306%           410%           330%
Net assets at end of period
  (000 omitted)                      $615,818          $541,710       $514,892       $477,056       $459,311       $490,417

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to April 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.
(S) The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income              $  --             $  --          $  --          $ 0.97         $ 1.01         $   --
    Ratios (to average net assets):
      Expenses                            --                --             --           1.10%          1.02%             --
      Net investment income               --                --             --           7.81%          7.10%             --

See notes to financial statements

------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                            1992           1991           1990           1989           1988
------------------------------------------------------------------------------------------------------------------
                                           CLASS A
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $13.25         $12.69         $12.80         $13.20         $14.04
                                               ------         ------         ------         ------         ------

Income from investment operations -
  Net investment income                        $ 1.13         $ 1.14         $ 1.20         $ 1.15         $ 1.16
  Net realized and unrealized gain
   (loss) on investments and foreign
   currency transactions                         0.45           0.59          (0.14)         (0.38)         (0.42)
                                               ------         ------         ------         ------         ------
      Total from investment operations         $ 1.58         $ 1.73         $ 1.06         $ 0.77         $ 0.74
                                               ------         ------         ------         ------         ------

Less distributions declared to
 shareholders -
  From net investment income                   $(1.13)        $(1.17)        $(1.17)        $(1.17)        $(1.15)
  From net realized gain on investments
   and foreign currency transactions              --             --             --             --           (0.43)
                                               ------         ------         ------         ------         ------

      Total distributions declared to
       shareholders                            $(1.13)        $(1.17)        $(1.17)        $(1.17)        $(1.58)
                                               ------         ------         ------         ------         ------
Net asset value - end of period                $13.70         $13.25         $12.69         $12.80         $13.20
                                               ======         ======         ======         ======         ======
Total return(+)                                12.39%         13.65%          7.69%          5.49%          5.18%
Ratios (to average net assets)/Supplemental data:
  Expenses                                      0.91%          0.79%          0.75%          0.83%          0.76%
  Net investment income                         8.39%          8.82%          9.10%          8.93%          8.85%
Portfolio turnover                               243%           189%           186%           160%           287%
Net assets at end of period (000
  omitted)                                   $448,261       $315,722       $293,242       $299,485       $310,403

(+)  Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
     March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,

                                         SIX MONTHS ENDED        -----------------------------------------------------
                                         OCTOBER 31, 1997             1997           1996          1995        1994*
----------------------------------------------------------------------------------------------------------------------
                                               CLASS B
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $12.99            $12.79         $12.69        $12.73        $14.99
                                                   ------            ------         ------        ------        ------

Income from investment operations# -
  Net investment income                            $ 0.40            $ 0.83         $ 0.85        $ 0.88        $ 0.56
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      0.57              0.19           0.13         (0.05)        (1.30)
                                                   ------            ------         ------        ------        ------
      Total from investment operations             $ 0.97            $ 1.02         $ 0.98        $ 0.83        $(0.74)
                                                   ------            ------         ------        ------        ------

Less distributions declared to shareholders -
  From net investment income                       $(0.40)           $(0.82)        $(0.85)       $(0.80)       $(0.59)
  From net realized gain on investments and
   foreign currency transactions                     --                --             --            --           (0.80)
  In excess of net investment income                (0.01)             --            (0.01)         --           (0.02)
  In excess of net realized gain on
   investments and foreign currency
   transactions                                      --                --             --            --           (0.01)
  From paid-in capital                               --                --            (0.02)        (0.07)        (0.10)
                                                   ------            ------         ------        ------        ------

      Total distributions declared to
       shareholders                                $(0.41)           $(0.82)        $(0.88)       $(0.87)       $(1.52)
                                                   ------            ------         ------        ------        ------
Net asset value - end of period                    $13.55            $12.99         $12.79        $12.69        $12.73
                                                   ======            ======         ======        ======        ======
Total return                                        7.62%++           8.16%          7.90%         6.90%       (5.42)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.70%+            1.76%          1.81%         1.84%         1.83%+
  Net investment income                             5.96%+            6.39%          6.29%         7.17%         6.39%+
Portfolio turnover                                   130%              446%           377%          306%          410%
Net assets at end of period (000 omitted)        $151,230          $123,000       $102,914       $75,451       $33,413

 * For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through April 30, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                           SIX MONTHS ENDED       ----------------------------------------------------
                                           OCTOBER 31, 1997              1997          1996          1995       1994**
----------------------------------------------------------------------------------------------------------------------
                                                    CLASS C
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $12.98           $12.79        $12.68        $12.72        $13.57
                                                     ------           ------        ------        ------        ------

Income from investment operations# -
  Net investment income                              $ 0.39           $ 0.83        $ 0.85        $ 0.88        $ 0.29
  Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions                                        0.57             0.20          0.15         (0.05)        (0.90)
                                                     ------           ------        ------        ------        ------
      Total from investment operations               $ 0.96           $ 1.03        $ 1.00        $ 0.83        $(0.61)
                                                     ------           ------        ------        ------        ------

Less distributions declared to shareholders -
  From net investment income                         $(0.39)          $(0.84)       $(0.85)       $(0.80)       $(0.22)
  In excess of net investment income                  (0.01)            --           (0.02)         --            --
  From paid-in capital                                 --               --           (0.02)        (0.07)        (0.02)
                                                     ------           ------        ------        ------        ------
      Total distributions declared to
       shareholders                                  $(0.40)          $(0.84)       $(0.89)       $(0.87)       $(0.24)
                                                     ------           ------        ------        ------        ------
Net asset value - end of period                      $13.54           $12.98        $12.79        $12.68        $12.72
                                                     ======           ======        ======        ======        ======
Total return                                          7.54%++          8.27%         7.90%         7.00%         4.57%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                          1.70%+           1.74%         1.74%         1.75%         1.80%+
  Net investment income                               5.91%+           6.44%         6.35%         7.17%         6.57%+
Portfolio turnover                                     130%             446%          377%          306%          410%
Net assets at end of period (000 omitted)           $26,568          $20,003       $17,330        $8,171        $7,627

** For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through April 30, 1994.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

-------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED                    PERIOD ENDED
                                                       OCTOBER 31, 1997               APRIL 30, 1997***
-------------------------------------------------------------------------------------------------------
                                                               CLASS I
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $13.05                          $13.15
                                                                 ------                          ------

Income from investment operations# -
  Net investment income                                          $ 0.48                          $ 0.31
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                   0.56                           (0.09)
                                                                 ------                          ------
      Total from investment operations                           $ 1.04                          $ 0.22
                                                                 ------                          ------

Less distributions declared to shareholders -
  From net investment income                                     $(0.48)                         $(0.32)
  In excess of net investment income                              (0.01)                           --
                                                                 ------                          ------
      Total distributions declared to shareholders               $(0.49)                         $(0.32)
                                                                 ------                          ------
Net asset value - end of period                                  $13.60                          $13.05
                                                                 ======                          ======
Total return                                                      8.10%++                         1.70%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                      0.70%+                          0.69%+
  Net investment income                                           7.08%+                          7.19%+
Portfolio turnover                                                 130%                            446%
Net assets at end of period (000 omitted)                        $8,792                          $9,593

*** For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through April 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. (2) Significant Accounting Policies General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may also write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes. The Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

At April 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $12,393,120 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($9,844,270) and April 30, 2005, ($2,548,850).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, Class C, and Class I shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS           BASED ON GROSS INCOME
------------------------------------  --------------------------------
First $200 million            0.225%  First $20 million          2.75%
In excess of $200 million     0.191%  In excess of $20 million   2.34%

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $8,253 for the period ended October 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $78,169 for the period ended October 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares sold prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. The fund is currently paying distribution fees of 0.05% per annum. Payment of the remaining portion of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $140,982 for the period ended October 31, 1997. Fees incurred under the distribution plan during the period ended October 31, 1997, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $15,286 and $7,082 for Class B and Class C shares, respectively, for the period ended October 31, 1997. Fees incurred under the distribution plan during the period ended October 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended October 31, 1997, were $28,539, $124,444, and $1,943 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively. (4) Portfolio Securities Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES          SALES
----------------------------------------------------------------------------
U.S. government securities                      $438,608,834   $387,524,602
                                                ------------   ------------
Investments (non-U.S. government securities)    $527,529,278   $548,112,701
                                                ------------   ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $769,051,903
                                                               ------------
Gross unrealized appreciation                                  $ 22,961,081
Gross unrealized depreciation                                    (3,574,646)
                                                               ------------
    Net unrealized appreciation                                $ 19,386,435
                                                               ============
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                  SIX MONTHS ENDED OCTOBER 31, 1997             YEAR ENDED APRIL 30, 1997
                                  ---------------------------------        ------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           9,316,008      $  124,215,546        19,892,064      $  259,257,771
Shares issued to shareholders
  in reinvestment of
  distributions                       1,088,024          14,443,043         2,100,680          27,188,616
Shares transferred to Class I          --                 --                 (736,830)         (9,689,294)
Shares reacquired                    (6,633,917)        (88,479,700)      (19,787,017)       (257,602,400)
                                     ----------       -------------       -----------       -------------
    Net increase                      3,770,115       $  50,178,889         1,468,897       $  19,154,693
                                     ==========       =============       ===========       =============

Class B Shares
                                  SIX MONTHS ENDED OCTOBER 31, 1997             YEAR ENDED APRIL 30, 1997
                                  ---------------------------------        ------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           3,821,592       $  50,974,256         7,303,701       $  94,245,630
Shares issued to shareholders
  in
  reinvestment of
  distributions                         198,612           2,629,382           346,001           4,490,950
Shares reacquired                    (2,324,066)        (30,996,274)       (6,225,167)        (80,626,350)
                                     ----------       -------------       -----------       -------------
    Net increase                      1,696,138       $  22,607,364         1,424,535       $  18,110,230
                                     ==========       =============       ===========       =============

Class C Shares
                                  SIX MONTHS ENDED OCTOBER 31, 1997             YEAR ENDED APRIL 30, 1997
                                  ---------------------------------        ------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             577,029        $  7,693,065           783,293       $  10,174,727
Shares issued to shareholders
  in reinvestment of
  distributions                          28,999             384,238            49,134             633,359
Shares reacquired                      (185,410)         (2,462,839)         (645,483)         (8,302,572)
                                     ----------       -------------       -----------       -------------
    Net increase                        420,618        $  5,614,464           186,944        $  2,505,514
                                     ==========       =============       ===========       =============

Class I Shares
                                  SIX MONTHS ENDED OCTOBER 31, 1997             YEAR ENDED APRIL 30, 1997
                                  ---------------------------------        ------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                               9,856          $  131,797            38,538          $  501,079
Shares issued to shareholders
  in reinvestment of
  distributions                          25,300             335,730            17,820             232,925
Shares transferred from Class A           --                 --               736,830           9,689,294
Shares reacquired                      (123,951)         (1,660,739)          (58,113)           (766,362)
                                     ----------       -------------       -----------       -------------
    Net increase (decrease)             (88,795)      $  (1,193,212)          735,075        $  9,656,936
                                     ==========       =============       ===========       =============
*For the period from commencement of the Fund's offering of Class I shares, January 2, 1997, through
 April 30, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended October 31, 1997, was $2,285.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1997, is as follows:

Forward Foreign Currency Exchange Contracts

                                                                                                 NET UNREALIZED
                                         CONTRACTS TO                             CONTRACTS        APPRECIATION
                SETTLEMENT DATE       DELIVER/RECEIVE      IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
Sales                   1/07/98  AUD        1,930,632          $ 1,457,214      $ 1,355,033           $102,181
                        1/07/98  CAD        2,228,130            1,635,325        1,586,980             48,345
                        1/07/98  DEM       13,485,878            7,706,255        7,844,388           (138,133)
                        1/07/98  DKK          894,856              137,914          136,768              1,146
                        1/07/98  ESP      208,702,115            1,409,022        1,433,801            (24,779)
                        1/07/98  GBP        3,623,058            5,883,007        6,055,883           (172,876)
                        1/07/98  GRD      612,629,527            2,105,554        2,254,744           (149,190)
                        1/07/98  ITL   10,997,953,562            6,445,798        6,482,532            (36,734)
                        1/07/98  JPY      377,682,162            3,244,366        3,176,934             67,432
                        1/07/98  NZD        4,525,820            3,093,801        2,803,323            290,478
                        1/07/98  SEK       19,760,713            2,588,080        2,642,252            (54,172)
                                                               -----------      -----------           --------
                                                               $35,706,336      $35,772,638           $(66,302)
                                                               ===========      ===========           ========
Purchases               1/07/98  CAD        2,252,414          $ 1,651,088      $ 1,604,276           $(46,812)
                        1/07/98  DEM        2,611,313            1,495,238        1,518,933             23,695
                        1/07/98  ESP      439,023,654            3,013,641        3,016,129              2,488
                        1/07/98  GBP          947,979            1,568,630        1,567,817               (813)
                        1/07/98  GRD      612,629,527            2,119,385        2,254,744            135,359
                        1/07/98  ITL    5,448,489,654            3,143,151        3,211,508             68,357
                                                               -----------      -----------           --------
                                                               $12,991,133      $13,173,407           $182,274
                                                               ===========      ===========           ========

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $416,254 with Bankers Trust and $18,549 with CS First Boston at October 31, 1997. Closed forward foreign currency exchange contracts excluded above amount to a net receivable of $237,131 with Merrill Lynch, $74,647 with Swiss Bank, and $20,921 with Deutsche Bank at October 31, 1997.

At October 31, 1997, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1997, the Fund owned the following restricted securities (constituting 0.24% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers.

                                                DATE OF
DESCRIPTION                                 ACQUISITION       PAR AMOUNT            COST           VALUE
----------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage
 Investors, Inc., 8.103, 2022                   6/22/94       $2,000,000      $1,386,250      $1,898,125

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust IX and Shareholders of MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (one of the series constituting MFS Series Trust IX) as of October 31, 1997, the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended April 30, 1997, and the financial highlights for the six months ended October 31, 1997 and for each of the years in the ten-year period ended April 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Fund at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 5, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) BOND FUND

Trustees                                               Assistant Secretary
A. Keith Brodkin* - Chairman and President             James R. Bordewick, Jr.*

Richard B. Bailey* - Private Investor;                 Custodian
Former Chairman and Director (until 1991),             Investors Bank & Trust Company
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                 Investor Information
Cambridge Trust Company                                For MFS stock and bond market outlooks, call
                                                       toll free: 1-800-637-4458 anytime from a
Peter G. Harwood - Private Investor                    touch-tone telephone.

J. Atwood Ives - Chairman and Chief Executive          For information on MFS mutual funds, call
Officer, Eastern Enterprises                           your financial adviser or, for an information
                                                       kit, call toll free: 1-800-637-2929 any
Lawrence T. Perera - Partner, Hemenway                 business day from 9 a.m. to 5 p.m. Eastern
& Barnes                                               time (or leave a message anytime).

William J. Poorvu - Adjunct Professor,                 Investor Service
Harvard University Graduate School of                  MFS Service Center, Inc.
Business Administration                                P.O. Box 2281
                                                       Boston, MA 02107-9906
Charles W.Schmidt - Private Investor
                                                       For general information, call toll free:
Arnold D. Scott* - Senior Executive Vice               1-800-225-2606 any business day from
President, Director and Secretary,                     8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
                                                       For service to speech- or hearing-impaired,
Jeffrey L. Shames* - President and Director,           call toll free: 1-800-637-6576 any business
Massachusetts Financial Services Company               day from 9 a.m. to 5 p.m. Eastern time. (To
                                                       use this service, your phone must be equipped
Elaine R. Smith - Independent Consultant               with a Telecommunications Device for the
                                                       Deaf.)
David B. Stone - Chairman, North American
Management Corp. (investment advisers)                 For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Investment Adviser                                     (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company               telephone.
500 Boylston Street
Boston, MA 02116-3741                                  World Wide Web
                                                       www.mfs.com
Distributor
MFS Fund Distributors, Inc.
500 Boylston Street                                    [Dalbar Logo]       For the fourth year in a
Boston, MA 02116-3741                                                      row, MFS earned a #1
                                                       ranking in the DALBAR, Inc. Broker/Dealer
Portfolio Manager                                      Survey, Main Office Operations Service
Geoffrey L. Kurinsky*                                  Quality Category. The firm achieved a 3.42
                                                       overall score on a scale of 1 to 4 in the
Treasurer                                              1997 survey. A total of 111 firms responded,
W. Thomas London*                                      offering input on the quality of service they
                                                       received from 29 mutual fund companies
Assistant Treasurers                                   nationwide. The survey contained questions
Mark E. Bradley*                                       about service quality in 11 categories,
Ellen Moynihan*                                        including "knowledge of operations contact,"
James O. Yost*                                         "keeping you informed," and "ease of doing
                                                       business" with the firm.
Secretary
Stephen E. Cavan*



*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) BOND FUND                                           BULK RATE
                                                          U.S. POSTAGE
                                                             PAID
                                                              MFS
                                                         -------------
500 Boylston Street
Boston, MA 02116-3741


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(c)1997 MFS Fund Distributors, Inc.,
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                                                  MFB-3 12/97 87M 11/211/311/811